Sequoia Mortgage Trust 2004-1 Class A Cash Flows

Period Total		Date	Principal 601,293,000.00	Interest 34,505,741.56	Cash Flow 635,798,741.56	Balance	Coupon
	0	28-Jan-04	0	0	0	601,293,000.00	0
	1	20-Feb-04	11,515,398.00	543,836.11	12,059,234.12	589,777,602.00	1.48
	2	20-Mar-04	11,303,342.57	727,392.38	12,030,734.95	578,474,259.43	1.48
	3	20-Apr-04	11,095,095.78	713,451.59	11,808,547.36	567,379,163.65	1.48
	4	20-May-04	10,890,685.61	699,767.64	11,590,453.25	556,488,478.04	1.48
	5	20-Jun-04	10,690,041.39	686,335.79	11,376,377.18	545,798,436.65	1.48
	6	20-Jul-04	10,493,093.73	673,151.41	11,166,245.14	535,305,342.92	1.48
	7	20-Aug-04	10,299,774.53	660,209.92	10,959,984.46	525,005,568.39	1.48
	8	20-Sep-04	10,110,016.94	647,506.87	10,757,523.81	514,895,551.44	1.48
	9	20-Oct-04	9,923,755.35	635,037.85	10,558,793.20	504,971,796.09	1.48
	10	20-Nov-04	9,740,925.34	622,798.55	10,363,723.89	495,230,870.75	1.48
	11	20-Dec-04	9,561,463.69	610,784.74	10,172,248.43	485,669,407.06	1.48
	12	20-Jan-05	9,385,308.35	598,992.27	9,984,300.62	476,284,098.71	1.48
	13	20-Feb-05	9,212,398.40	587,417.06	9,799,815.46	467,071,700.31	1.48
	14	20-Mar-05	9,042,674.06	576,055.10	9,618,729.15	458,029,026.25	1.48
	15	20-Apr-05	8,876,076.62	564,902.47	9,440,979.09	449,152,949.63	1.48
	16	20-May-05	8,712,548.49	553,955.30	9,266,503.79	440,440,401.14	1.48
	17	20-Jun-05	8,552,033.11	543,209.83	9,095,242.94	431,888,368.03	1.48
	18	20-Jul-05	8,394,474.99	532,662.32	8,927,137.31	423,493,893.05	1.48
	19	20-Aug-05	8,239,819.63	522,309.13	8,762,128.76	415,254,073.42	1.48
	20	20-Sep-05	8,088,013.56	512,146.69	8,600,160.25	407,166,059.87	1.48
	21	20-Oct-05	7,939,004.28	502,171.47	8,441,175.75	399,227,055.59	1.48
	22	20-Nov-05	7,792,740.27	492,380.04	8,285,120.31	391,434,315.32	1.48
	23	20-Dec-05	7,649,170.95	482,768.99	8,131,939.94	383,785,144.36	1.48
	24	20-Jan-06	7,508,246.68	473,335.01	7,981,581.69	376,276,897.68	1.48
	25	20-Feb-06	7,369,918.72	464,074.84	7,833,993.56	368,906,978.96	1.48
	26	20-Mar-06	7,234,139.24	454,985.27	7,689,124.52	361,672,839.71	1.48
	27	20-Apr-06	7,100,861.30	446,063.17	7,546,924.47	354,571,978.42	1.48
	28	20-May-06	6,970,038.79	437,305.44	7,407,344.23	347,601,939.63	1.48
	29	20-Jun-06	6,841,626.49	428,709.06	7,270,335.55	340,760,313.14	1.48
	30	20-Jul-06	6,715,579.99	420,271.05	7,135,851.04	334,044,733.15	1.48
	31	20-Aug-06	6,591,855.70	411,988.50	7,003,844.20	327,452,877.45	1.48
	32	20-Sep-06	6,470,410.84	403,858.55	6,874,269.39	320,982,466.60	1.48
	33	20-Oct-06	6,351,203.42	395,878.38	6,747,081.80	314,631,263.18	1.48
	34	20-Nov-06	6,234,192.22	388,045.22	6,622,237.44	308,397,070.96	1.48
	35	20-Dec-06	6,119,336.76	380,356.39	6,499,693.15	302,277,734.20	1.48
	36	20-Jan-07	6,006,597.34	372,809.21	6,379,406.55	296,271,136.86	1.48
	37	20-Feb-07	5,895,934.98	365,401.07	6,261,336.05	290,375,201.88	1.48
	38	20-Mar-07	5,787,311.40	358,129.42	6,145,440.81	284,587,890.48	1.48
	39	20-Apr-07	5,243,096.50	350,991.73	5,594,088.23	279,344,793.98	1.48
	40	20-May-07	5,146,500.47	344,525.25	5,491,025.71	274,198,293.52	1.48
	41	20-Jun-07	5,051,684.07	338,177.90	5,389,861.96	269,146,609.45	1.48
	42	20-Jul-07	4,958,614.52	331,947.48	5,290,562.00	264,187,994.93	1.48
	43	20-Aug-07	4,867,259.63	325,831.86	5,193,091.49	259,320,735.30	1.48
	44	20-Sep-07	4,777,587.82	319,828.91	5,097,416.73	254,543,147.48	1.48
	45	20-Oct-07	4,689,568.07	313,936.55	5,003,504.62	249,853,579.40	1.48
	46	20-Nov-07	4,603,169.96	308,152.75	4,911,322.70	245,250,409.45	1.48
	47	20-Dec-07	4,518,363.59	302,475.50	4,820,839.10	240,732,045.86	1.48
	48	20-Jan-08	4,435,119.66	296,902.86	4,732,022.51	236,296,926.20	1.48
	49	20-Feb-08	4,353,409.36	291,432.88	4,644,842.24	231,943,516.84	1.48
	50	20-Mar-08	4,273,204.45	286,063.67	4,559,268.12	227,670,312.39	1.48
	51	20-Apr-08	4,194,477.20	280,793.39	4,475,270.58	223,475,835.19	1.48
	52	20-May-08	4,117,200.37	275,620.20	4,392,820.57	219,358,634.81	1.48
	53	20-Jun-08	4,041,347.26	270,542.32	4,311,889.57	215,317,287.56	1.48
	54	20-Jul-08	3,966,891.62	265,557.99	4,232,449.60	211,350,395.94	1.48
	55	20-Aug-08	3,893,807.71	260,665.49	4,154,473.19	207,456,588.24	1.48
	56	20-Sep-08	3,822,070.26	255,863.13	4,077,933.38	203,634,517.98	1.48
	57	20-Oct-08	3,751,654.46	251,149.24	4,002,803.70	199,882,863.52	1.48
	58	20-Nov-08	3,682,535.96	246,522.20	3,929,058.16	196,200,327.56	1.48
	59	20-Dec-08	3,639,188.34	241,980.40	3,881,168.75	192,561,139.22	1.48
	60	20-Jan-09	3,792,125.73	237,492.07	4,029,617.80	188,769,013.49	1.48
	61	20-Feb-09	3,718,363.65	232,815.12	3,951,178.76	185,050,649.84	1.48
	62	20-Mar-09	3,646,022.67	228,229.13	3,874,251.80	181,404,627.17	1.48
	63	20-Apr-09	3,575,075.62	223,732.37	3,798,807.99	177,829,551.56	1.48
	64	20-May-09	3,505,495.84	219,323.11	3,724,818.95	174,324,055.72	1.48
	65	20-Jun-09	3,437,257.19	214,999.67	3,652,256.86	170,886,798.53	1.48
	66	20-Jul-09	3,370,334.00	210,760.38	3,581,094.39	167,516,464.53	1.48
	67	20-Aug-09	3,304,701.13	206,603.64	3,511,304.77	164,211,763.40	1.48
	68	20-Sep-09	3,240,333.88	202,527.84	3,442,861.72	160,971,429.52	1.48
	69	20-Oct-09	3,177,208.03	198,531.43	3,375,739.46	157,794,221.49	1.48
	70	20-Nov-09	3,115,299.82	194,612.87	3,309,912.70	154,678,921.67	1.48
	71	20-Dec-09	3,054,585.96	190,770.67	3,245,356.63	151,624,335.71	1.48
	72	20-Jan-10	2,995,043.58	187,003.35	3,182,046.93	148,629,292.13	1.48
	73	20-Feb-10	2,936,650.26	183,309.46	3,119,959.72	145,692,641.87	1.48
	74	20-Mar-10	2,879,383.99	179,687.59	3,059,071.58	142,813,257.88	1.48
	75	20-Apr-10	2,823,223.19	176,136.35	2,999,359.54	139,990,034.69	1.48
	76	20-May-10	2,768,146.70	172,654.38	2,940,801.07	137,221,887.99	1.48
	77	20-Jun-10	2,714,133.74	169,240.33	2,883,374.07	134,507,754.25	1.48
	78	20-Jul-10	2,661,163.94	165,892.90	2,827,056.84	131,846,590.31	1.48
	79	20-Aug-10	2,609,217.32	162,610.79	2,771,828.12	129,237,372.99	1.48
	80	20-Sep-10	2,558,274.28	159,392.76	2,717,667.04	126,679,098.71	1.48
	81	20-Oct-10	2,508,315.57	156,237.56	2,664,553.13	124,170,783.14	1.48
	82	20-Nov-10	2,459,322.35	153,143.97	2,612,466.31	121,711,460.79	1.48
	83	20-Dec-10	2,411,276.09	150,110.80	2,561,386.89	119,300,184.70	1.48
	84	20-Jan-11	2,364,158.65	147,136.89	2,511,295.54	116,936,026.05	1.48
	85	20-Feb-11	2,317,952.22	144,221.10	2,462,173.32	114,618,073.84	1.48
	86	20-Mar-11	2,272,639.33	141,362.29	2,414,001.62	112,345,434.51	1.48
	87	20-Apr-11	2,228,202.84	138,559.37	2,366,762.21	110,117,231.67	1.48
	88	20-May-11	2,184,625.95	135,811.25	2,320,437.21	107,932,605.71	1.48
	89	20-Jun-11	2,141,892.17	133,116.88	2,275,009.05	105,790,713.54	1.48
	90	20-Jul-11	2,099,985.32	130,475.21	2,230,460.53	103,690,728.22	1.48
	91	20-Aug-11	2,058,889.53	127,885.23	2,186,774.76	101,631,838.69	1.48
	92	20-Sep-11	2,018,589.24	125,345.93	2,143,935.18	99,613,249.45	1.48
	93	20-Oct-11	1,979,069.19	122,856.34	2,101,925.53	97,634,180.26	1.48
	94	20-Nov-11	1,940,314.39	120,415.49	2,060,729.88	95,693,865.87	1.48
	95	20-Dec-11	1,902,310.15	118,022.43	2,020,332.59	93,791,555.72	1.48
	96	20-Jan-12	1,865,042.07	115,676.25	1,980,718.33	91,926,513.65	1.48
	97	20-Feb-12	1,828,496.01	113,376.03	1,941,872.04	90,098,017.64	1.48
	98	20-Mar-12	1,792,658.10	111,120.89	1,903,778.99	88,305,359.54	1.48
	99	20-Apr-12	1,757,514.73	108,909.94	1,866,424.68	86,547,844.80	1.48
	100	20-May-12	1,723,052.58	106,742.34	1,829,794.92	84,824,792.23	1.48
	101	20-Jun-12	1,689,258.54	104,617.24	1,793,875.78	83,135,533.69	1.48
	102	20-Jul-12	1,656,119.78	102,533.82	1,758,653.60	81,479,413.92	1.48
	103	20-Aug-12	1,623,623.70	100,491.28	1,724,114.98	79,855,790.22	1.48
	104	20-Sep-12	1,591,757.96	98,488.81	1,690,246.77	78,264,032.26	1.48
	105	20-Oct-12	1,560,510.43	96,525.64	1,657,036.07	76,703,521.83	1.48
	106	20-Nov-12	1,529,869.23	94,601.01	1,624,470.24	75,173,652.60	1.48
	107	20-Dec-12	1,499,822.70	92,714.17	1,592,536.88	73,673,829.89	1.48
	108	20-Jan-13	1,470,359.41	90,864.39	1,561,223.80	72,203,470.48	1.48
	109	20-Feb-13	1,441,468.13	89,050.95	1,530,519.08	70,762,002.36	1.48
	110	20-Mar-13	1,413,137.86	87,273.14	1,500,411.00	69,348,864.50	1.48
	111	20-Apr-13	1,385,357.81	85,530.27	1,470,888.07	67,963,506.69	1.48
	112	20-May-13	1,358,117.38	83,821.66	1,441,939.04	66,605,389.30	1.48
	113	20-Jun-13	1,331,406.21	82,146.65	1,413,552.85	65,273,983.10	1.48
	114	20-Jul-13	1,305,214.08	80,504.58	1,385,718.66	63,968,769.02	1.48
	115	20-Aug-13	1,279,531.03	78,894.82	1,358,425.84	62,689,237.99	1.48
	116	20-Sep-13	1,254,347.23	77,316.73	1,331,663.96	61,434,890.76	1.48
	117	20-Oct-13	1,229,653.08	75,769.70	1,305,422.78	60,205,237.68	1.48
	118	20-Nov-13	1,205,439.16	74,253.13	1,279,692.28	58,999,798.52	1.48
	119	20-Dec-13	1,181,696.20	72,766.42	1,254,462.61	57,818,102.32	1.48
	120	20-Jan-14	57,818,102.32	71,308.99	57,889,411.32	0	1.48

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: January 14, 2004

Sequoia Mortgage Trust 2004-1

Mortgage Pass-Through Certificates

$616,605,000 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch

A(3)	$601,293,000	3.88 / 4.21	1-120 / 1-359	Floater	Senior	AAA/Aaa/AAA
X-1(5)(6)	$601,293,000			N/A	Senior/ NAS IO	AAA/Aaa/AAA
X-2(5)(7)	$601,293,000	Information Not Provided Herein		N/A	Senior/ IO	AAA/Aaa/AAA
XB-1(5)(8)	$9,375,000			N/A	Senior/ IO	AAA/Aaa/AAA
XB-2(5)(9)	$5,937,000			N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100				Senior	AAA/Aaa/AAA
B-1(4)	$9,375,000	6.61 / 7.32	39-120 / 39-359	Floater	Subordinate	AA/Aa2/AA
B-2(4)	$5,937,000	6.61 / 7.32	39-120 / 39-359	Floater	Subordinate	A/A2/A
B-3	$3,437,000	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$1,562,000			N/A	Subordinate	BB/Ba2/BB
B-5	$937,000			N/A	Subordinate	B/B2/B
B-6	$2,503,906			N/A	Subordinate	NR/NR/NR

Total	$625,045,006

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(1)

Distributions on the Senior Certificates (as described herein) and the Subordinate Certificates (as described herein) will be derived from one-month and six-month LIBOR adjustable rate mortgage loans, the Mortgage Loans (as described herein).   Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows for the Class A, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date and to maturity (as described herein).

(3)

The Class A Certificates will have a coupon equal to the lesser of (i) Six-Month LIBOR plus a related margin (which  margin doubles after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.50%.  Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in February 2004.

(4)

The Class B-1 and Class B-2 Certificates will have a coupon equal to the lesser of (i) One-Month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-1, Class X-2, Class XB-1 and Class XB-2 Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The notional amount of the Class X-1 Certificates for any Distribution Date is the lesser of (x) the notional amount set out immediately prior to such date on the related notional amount schedule and (y) the class principal amounts of the Class A Certificates, for such distribution date. Beginning on the Distribution Date in [-], the notional amount of the Class X-1 Certificates will be zero.  The interest rate of the Class X-1 Certificates will be the lesser of (x) [-]% and (y) the excess, if any, of (i) the weighted average of the net interest rates of the Mortgage Loans over (ii) the interest rate for the Class A Certificates.  Distributions on the Class X-1 Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein. No principal will be distributed on the X-1 Certificates.

(7)

The notional amount of the Class X-2 Certificates for any Distribution Date is the principal amount of the Class A Certificates immediately prior to such distribution date.  The interest rate of the Class X-2 Certificates will be equal to the Adjusted Net WAC less the Certificate Interest Rate of the Class A Certificates.  Distributions on the Class X-2 Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class A Certificates, and as otherwise described herein.  No principal will be distributed on the X-2 Certificates.  The “Adjusted Net WAC” shall mean for any Distribution Date a per annum rate equal to the product of (i) 12 and (ii) a fraction, the numerator of which is the excess of (x) what the current interest on the Class A Certificates would have been for such Distribution Date had the Certificate Interest Rate on such class been the Net WAC over (y) the current interest on the Class X-1 Certificate for such Distribution Date and the denominator of which is the class principal amount of the Class A Certificates immediately prior to such Distribution Date

(8)

The notional amount of the Class XB-1 Certificates for any distribution date is equal to the principal amount of the Class B-1 Certificates immediately prior to such distribution date.    The interest rate of the Class XB-1 Certificates will be equal to the weighted average of the net interest rates of the Mortgage Loans less interest distributed to the Class B-1 Certificates. Distributions on the Class XB-1 Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class B-1 Certificates, and as otherwise described herein.  No principal will be distributed on the XB-1 Certificates.

(9)

The notional amount of the Class XB-2 Certificates for any distribution date is equal to the principal amount of the Class B-2 Certificates immediately prior to such distribution date.    The interest rate on the Class XB-2 Certificates will be equal to the weighted average of the net interest rates of the Mortgage Loans less interest distributed to the Class B-2 Certificates. Distributions on the Class XB-2 Certificates will be subject to certain limitations in connection with the related Net WAC Shortfalls of the Class B-2 Certificates, and as otherwise described herein.  No principal will be distributed on the XB-2 Certificates.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Sequoia Residential Funding, Inc.

Co-Lead Managers:

Greenwich Capital Markets, Inc and Morgan Stanley.

Co-Managers:

Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Master Servicer/

Securities Administrator:

Wells Fargo Bank, N.A.

Trustee:

HSBC Bank USA.

Custodians:

Deutsche Bank National Trust Company and Wells Fargo Bank, N.A.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

January 1, 2004.

Pricing Date:

On or about January [16], 2004.

Closing Date:

On or about January 28, 2004.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in February 2004.

Certificates:

The “Senior Certificates” will consist of the Class A, Class X-1, Class X-2, Class XB-1, Class XB-2 and Class A-R Certificates.  The “Class X Certificates” will consist of the Class X-1, Class X-2, Class XB-1 and Class XB-2 Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The Class A, Class B-1 and Class B-2 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The Class A, Class B-1 and Class B-2 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A, Class B-1 and Class B-2 Certificates for a given Distribution Date will be the period beginning on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month (on a 30/360 basis), and with respect to the Class X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Redemption:

The terms of the transaction allow for the certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a purchase of the Mortgage Loans resulting in a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance as of the Cut-off Date of approximately $625,045,006, (the “Mortgage Loans”).  As of the Cut-off Date, approximately 84.62% and 15.38% of the Mortgage Loans are six-month LIBOR and one-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Mortgage Loans have original terms to maturity of approximately 25 or 30 years.  As of the Cut-off Date, approximately 57.92% and 42.08% of the Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the mortgage loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:

In the case of the Class A, Class B-1 and Class B-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans.

The Class A Certificates will have a Certificate Interest Rate equal to the lesser of (i) six-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

The Class B-1 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

The Class B-2 Certificates will have a Certificate Interest Rate equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class A Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class B-1 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-2 Certificates is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of the (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (a “Class B-2 Net WAC Shortfall”) from related amounts on deposit in the Reserve Fund.

The “Net WAC Shortfall” any of the Class A Net WAC Shortfall, the Class B-1 Net WAC Shortfall and the Class B-2 Net WAC Shortfall amounts.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the LIBOR Certificates.  The Reserve Fund will be funded by an initial deposit of funds on the Closing Date, and thereafter, by amounts otherwise distributable to any of the Class X Certificates to the extent of any of the related Net WAC Shortfall amounts for a related Distribution Date.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, to the extent available.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially [3.80]%).

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.30]%).

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.35]%).

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after January 2014, the Subordinate Certificates will be locked out from receipt of all principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

February 2004 – January 2014

 0% Pro Rata Share

February 2014 – January 2015

30%  Pro Rata Share

February 2015 – January 2016

40%  Pro Rata Share

February 2016 – January 2017

60%  Pro Rata Share

February 2017 – January 2018

80%  Pro Rata Share

February 2018 and after

100%  Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior  Certificate (other than the Class X Certificates) and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in February 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (equal to the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Certificates in reduction of their principal balance.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of

Distributions:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

With respect to any Distribution Date, available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any of the related Net WAC Shortfall amount for such Distribution Date with respect to each of the Offered Certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)	Class A-R Certificates, principal allocable to such class.
3)	Class A Certificates, principal allocable to such class.
4)	Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
5)	Class B-1 Certificates, principal allocable to such class.
6)	Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
7)	Class B-2 Certificates, principal allocable to such class.
8)	Class A Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.
9)	Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.
10)	Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.
11)	Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.
12)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

13)	Class A-R Certificate, any remaining amount.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sensitivity Tables

Class A To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.28	5.15	3.88	3.04	2.45	1.72
MDUR (yr)	5.81	4.82	3.68	2.91	2.36	1.67
First Prin Pay	02/20/04	02/20/04	02/20/04	02/20/04	02/20/04	02/20/04
Last Prin Pay	03/20/19	11/20/16	01/20/14	12/20/11	06/20/10	08/20/08

Class A To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.68	5.53	4.21	3.32	2.70	1.89
MDUR (yr)	6.11	5.12	3.95	3.15	2.58	1.83
First Prin Pay	02/20/04	02/20/04	02/20/04	02/20/04	02/20/04	02/20/04
Last Prin Pay	12/20/33	12/20/33	12/20/33	12/20/33	12/20/33	12/20/33

Class B-1 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.51	8.71	6.61	5.39	4.58	3.46
MDUR (yr)	9.47	7.97	6.17	5.08	4.35	3.32
First Prin Pay	07/20/09	06/20/08	04/20/07	07/20/06	02/20/06	07/20/05
Last Prin Pay	03/20/19	11/20/16	01/20/14	12/20/11	06/20/10	08/20/08

Class B-1 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.33	9.52	7.32	6.05	5.22	4.04
MDUR (yr)	10.08	8.59	6.73	5.63	4.90	3.84
First Prin Pay	07/20/09	06/20/08	04/20/07	07/20/06	02/20/06	07/20/05
Last Prin Pay	12/20/33	12/20/33	12/20/33	12/20/33	12/20/33	12/20/33

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class B-2 To Call

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.51	8.71	6.61	5.39	4.58	3.46
MDUR (yr)	9.14	7.73	6.02	4.98	4.28	3.28
First Prin Pay	07/20/09	06/20/08	04/20/07	07/20/06	02/20/06	07/20/05
Last Prin Pay	03/20/19	11/20/16	01/20/14	12/20/11	06/20/10	08/20/08

Class B-2 To Maturity

	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.33	9.52	7.32	6.05	5.22	4.04
MDUR (yr)	9.68	8.29	6.54	5.49	4.80	3.77
First Prin Pay	07/20/09	06/20/08	04/20/07	07/20/06	02/20/06	07/20/05
Last Prin Pay	12/20/33	12/20/33	12/20/33	12/20/33	12/20/33	12/20/33

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class A, Class B-1 and B-2 Certificates

Effective Net WAC Cap Schedule*

Assumptions :
20% CPR
To Cleanup Call
1MO & 6MO LIBOR spike to 20% in month 1
Class A, B-1 & B-2 Hard Cap of 11.50%

Distribution	Class A, B-1 & B-2
Period	30/360
Net WAC Cap %
1	2.6750
2	4.0395
3	4.0748
4	4.0748
5	4.0748
6	9.5126
7 and After	11.5000

*The Net WAC Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the clean-up call

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 2004-1

Total Collateral – Mortgage Loans

As of the Cut-Off Date

Total Current Balance:	$625,045,006
Number Of Loans:	1,702

			Minimum		Maximum
Average Current Balance:	$367,241		$47,600		$7,000,000
Average Original Balance:	$367,784		$47,600		$7,000,000

Weighted Average Loan Rate:	3.061%		2.375%		4.000%
Weighted Average Servicing Fee:	0.376%		0.375%		0.875%
Weighted Average Net Loan Rate:	2.685%		2.000%		3.625%

Weighted Average Gross Margin:	1.812%		1.000%		2.500%
Weighted Average Maximum Loan Rate:	12.000%		11.750%		12.000%
Weighted Average Periodic Rate Cap:	0.000%		0.000%		0.000%
Weighted Average First Rate Cap:	0.000%		0.000%		0.000%

Weighted Average Original LTV:	69.97%		10.64%		100.00%
Weighted Average Effective LTV:	68.76%		10.64%		95.00%

Weighted Average Credit Score:	728		584		813

Weighted Average Original Term:	335	months	300	months	360	months
Weighted Average Remaining Term:	334	months	294	months	360	months
Weighted Average Seasoning:	1	months	0	months	17	months

Weighted Average Next Rate Reset:	5	months	1	months	6	months
Weighted Average Rate Adj Freq:	5	months	1	months	6	months
Weighted Average First Rate Adj Freq:	5	months	1	months	6	months

Weighted Average IO Original Term:	85	months	60	months	120	months
Weighted Average IO Remaining Term:	85	months	43	months	120	months

Top State Concentrations ($):	32.21 % California, 9.77 % Florida, 6.54 % Arizona
Maximum Zip Code ($):	1.34% 90210

First Pay Date:			Sep 01, 2002	Feb 04, 2004
Rate Change Date:			Feb 01, 2004	Jul 04, 2004
Mature Date:			Jul 01, 2028	Jan 04, 2034

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR 6 M	1,512	$528,922,390.39	84.62%
LIBOR 1 M	190	96,122,616.05	15.38
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.01 - 100,000.00	123	$9,762,175.38	1.56%
100,000.01 - 200,000.00	477	72,769,472.24	11.64
200,000.01 - 300,000.00	339	84,412,929.04	13.51
300,000.01 - 400,000.00	220	76,959,860.89	12.31
400,000.01 - 500,000.00	176	79,540,029.30	12.73
500,000.01 - 600,000.00	116	64,795,905.38	10.37
600,000.01 - 700,000.00	96	61,824,754.56	9.89
700,000.01 - 800,000.00	49	37,158,969.66	5.95
800,000.01 - 900,000.00	11	9,367,950.00	1.50
900,000.01 - 1,000,000.00	42	41,220,990.99	6.59
1,000,000.01 - 1,100,000.00	6	6,383,120.00	1.02
1,100,000.01 - 1,200,000.00	6	7,112,000.00	1.14
1,200,000.01 - 1,300,000.00	9	11,278,000.00	1.80
1,300,000.01 - 1,400,000.00	8	10,835,750.00	1.73
1,400,000.01 - 1,500,000.00	6	8,865,000.00	1.42
1,500,000.01 - 2,000,000.00	14	25,794,699.00	4.13
2,500,000.01 - 3,000,000.00	2	5,463,400.00	0.87
4,000,000.01 - 4,500,000.00	1	4,500,000.00	0.72
6,500,000.01 - 7,000,000.00	1	7,000,000.00	1.12
Total	1,702	$625,045,006.44	100.00%

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.375 - 2.500	13	$4,713,000.00	0.75%
2.501 - 3.000	807	290,992,318.98	46.56
3.001 - 3.500	861	320,146,287.46	51.22
3.501 - 4.000	21	9,193,400.00	1.47
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	1	$287,804.00	0.05%
1.250	17	5,034,792.00	0.81
1.375	19	8,174,250.00	1.31
1.500	158	62,614,513.79	10.02
1.625	467	166,835,208.77	26.69
1.750	177	56,190,414.23	8.99
1.875	316	103,490,514.32	16.56
2.000	389	158,378,387.35	25.34
2.125	73	31,178,949.93	4.99
2.250	84	31,660,172.05	5.07
2.500	1	1,200,000.00	0.19
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	581	$263,004,953.87	42.08%
360	1,121	362,040,052.57	57.92
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
294 - 294	1	$435,000.00	0.07%
295 - 300	580	262,569,953.87	42.01
343 - 348	4	1,875,690.00	0.30
349 - 354	4	2,579,500.00	0.41
355 - 360	1,113	357,584,862.57	57.21
Total	1,702	$625,045,006.44	100.00%

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
43 - 48	4	$1,875,690.00	0.30%
49 - 54	4	2,579,500.00	0.41
55 - 60	1,113	357,584,862.57	57.21
109 - 114	1	435,000.00	0.07
115 - 120	580	262,569,953.87	42.01
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
02/01/04	195	$100,529,856.05	16.08%
03/01/04	14	6,333,609.22	1.01
04/01/04	18	5,685,543.01	0.91
05/01/04	42	16,071,837.04	2.57
06/01/04	667	209,425,498.65	33.51
06/03/04	1	400,000.00	0.06
06/04/04	2	578,300.00	0.09
07/01/04	760	284,115,362.47	45.46
07/02/04	2	1,780,000.00	0.28
07/04/04	1	125,000.00	0.02
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.00 - 20.00	8	$2,196,000.00	0.35%
20.01 - 30.00	34	7,449,199.99	1.19
30.01 - 40.00	45	23,843,959.02	3.81
40.01 - 50.00	100	34,283,944.50	5.49
50.01 - 60.00	143	67,744,931.80	10.84
60.01 - 65.00	122	52,314,702.16	8.37
65.01 - 70.00	202	75,844,177.37	12.13
70.01 - 75.00	191	73,419,315.03	11.75
75.01 - 80.00	750	252,944,664.94	40.47
80.01 - 85.00	15	2,727,700.00	0.44
85.01 - 90.00	24	4,866,599.99	0.78
90.01 - 95.00	23	5,180,970.00	0.83
95.01 - 100.00	45	22,228,841.64	3.56
Total	1,702	$625,045,006.44	100.00%

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
EFFECTIVE LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
10.00 - 20.00	8	$2,196,000.00	0.35%
20.01 - 30.00	34	7,449,199.99	1.19
30.01 - 40.00	45	23,843,959.02	3.81
40.01 - 50.00	100	34,283,944.50	5.49
50.01 - 60.00	153	73,466,974.44	11.75
60.01 - 65.00	123	55,078,102.16	8.81
65.01 - 70.00	239	90,400,796.37	14.46
70.01 - 75.00	191	73,419,315.03	11.75
75.01 - 80.00	750	252,944,664.94	40.47
80.01 - 85.00	15	2,727,700.00	0.44
85.01 - 90.00	23	4,704,149.99	0.75
90.01 - 95.00	21	4,530,200.00	0.72
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
580 - 599	4	$1,697,679.51	0.27%
600 - 619	4	1,842,648.00	0.29
620 - 639	23	10,291,000.00	1.65
640 - 659	65	22,739,556.77	3.64
660 - 679	153	55,644,050.99	8.90
680 - 699	217	80,968,232.42	12.95
700 - 719	247	96,434,845.55	15.43
720 - 739	233	80,965,611.10	12.95
740 - 759	259	93,690,752.84	14.99
760 - 779	258	97,229,073.13	15.56
780 - 799	200	70,367,533.94	11.26
>= 800	39	13,174,022.19	2.11
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Interest Only	1,702	$625,045,006.44	100.00%
Total	1,702	$625,045,006.44	100.00%

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	958	$293,831,574.70	47.01%
Limited Documentation	290	135,926,645.74	21.75
Alternative Documentation	225	103,336,049.17	16.53
Lite Documentation	205	84,930,041.15	13.59
No Ratio	20	5,278,695.68	0.84
Asset, No Income	4	1,742,000.00	0.28
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,475	$545,317,230.24	87.24%
Second Home	158	67,473,105.20	10.79
Investor	69	12,254,671.00	1.96
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,006	$375,150,989.49	60.02%
Planned Unit Development	496	187,741,964.28	30.04
Condominium	174	53,001,590.38	8.48
Two-Four Family	21	7,448,462.29	1.19
Cooperative	5	1,702,000.00	0.27
Total	1,702	$625,045,006.44	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	576	$244,498,215.50	39.12%
Refinance (Rate or Term)	738	234,364,773.30	37.50
Refinance (Cash-Out)	388	146,182,017.64	23.39
Total	1,702	$625,045,006.44	100.00%

*RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	392	$201,306,509.19	32.21%
Florida	173	61,078,409.33	9.77
Arizona	134	40,853,252.01	6.54
Colorado	87	26,476,717.01	4.24
Georgia	89	25,797,449.76	4.13
Texas	79	22,773,197.36	3.64
Illinois	46	21,376,629.52	3.42
Massachusetts	30	19,933,449.00	3.19
New Jersey	39	19,442,686.49	3.11
New York	37	18,910,495.11	3.03
Ohio	104	15,635,256.43	2.50
Washington	59	15,378,199.99	2.46
North Carolina	54	15,042,470.00	2.41
Michigan	44	13,336,072.99	2.13
Virginia	44	13,321,081.74	2.13
Nevada	32	13,292,349.19	2.13
Maryland	33	12,676,368.00	2.03
South Carolina	27	8,216,878.00	1.31
Pennsylvania	27	7,674,892.93	1.23
Hawaii	8	6,166,900.00	0.99
Connecticut	15	5,577,045.83	0.89
Utah	21	4,928,300.00	0.79
Minnesota	20	4,199,133.09	0.67
Tennessee	14	3,644,788.38	0.58
Oregon	13	3,277,655.00	0.52
Idaho	6	3,071,550.00	0.49
Kansas	8	2,617,519.00	0.42
Missouri	13	2,532,400.00	0.41
District of Columbia	3	2,522,000.00	0.40
Rhode Island	2	2,200,000.00	0.35
Alabama	5	1,537,720.00	0.25
Indiana	5	1,395,900.00	0.22
Kentucky	4	1,129,200.00	0.18
New Hampshire	7	866,132.29	0.14
Oklahoma	5	861,952.16	0.14
Delaware	3	823,500.00	0.13
Nebraska	3	805,616.64	0.13
Montana	3	776,400.00	0.12
Wisconsin	2	710,000.00	0.11
Louisiana	4	604,780.00	0.10
Maine	1	600,000.00	0.10
Mississippi	2	441,950.00	0.07
South Dakota	2	341,000.00	0.05
Iowa	1	340,000.00	0.05
Arkansas	1	336,000.00	0.05
New Mexico	1	215,200.00	0.03
Total	1,702	$625,045,006.44	100.00%

*RBS GREENWICH CAPITAL

Redwood 2004-1

Marketing

FICO

		580-599	600-619	620-639	640-659	660-679	680-699	700-719	720-739	740-759	760-779	780-799	over 800
	a. 10.00 - 20.00	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.2%	0.0%	0.0%	0.0%
	b. 20.01 - 30.00	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%	0.2%	0.3%	0.2%	0.2%	0.0%
	c. 30.01 - 40.00	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	1.5%	0.8%	0.4%	0.4%	0.5%	0.1%
	d. 40.01 - 50.00	0.0%	0.0%	0.0%	0.0%	0.7%	0.2%	0.3%	1.1%	0.3%	1.8%	1.0%	0.1%
	e. 50.01 - 60.00	0.1%	0.1%	0.4%	0.7%	0.6%	1.9%	1.7%	1.2%	1.3%	1.8%	1.3%	0.7%
EFF	f. 60.01 - 65.00	0.0%	0.0%	0.5%	0.4%	0.9%	0.6%	1.3%	1.4%	1.7%	1.2%	0.7%	0.2%
LTV	g. 65.01 - 70.00	0.0%	0.0%	0.2%	0.2%	0.8%	2.7%	2.2%	1.6%	2.5%	1.7%	2.3%	0.1%
	h. 70.01 - 75.00	0.1%	0.0%	0.2%	0.4%	1.2%	1.9%	1.6%	1.5%	1.6%	1.5%	1.4%	0.3%
	i. 75.01 - 80.00	0.0%	0.2%	0.3%	1.8%	4.4%	4.9%	6.4%	4.9%	6.4%	6.7%	3.8%	0.7%
	j. 80.01 - 85.00	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.0%	0.1%	0.0%	0.0%	0.0%
	k. 85.01 - 90.00	0.0%	0.0%	0.0%	0.0%	0.1%	0.3%	0.1%	0.1%	0.2%	0.0%	0.1%	0.0%
	l. 90.01 - 95.00	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: January 14, 2004

Sequoia Mortgage Trust 2004-1

Mortgage Pass-Through Certificates

$616,605,000 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch

A(3)	$601,293,000	3.88 / 4.21	1-120 / 1-359	Floater	Senior	AAA/Aaa/AAA
X-1(5)(6)	$601,293,000	N/A	N/A	N/A	Senior/ NAS IO	AAA/Aaa/AAA
X-2(5)(7)	$601,293,000	Information Not Provided Herein		N/A	Senior/ IO	AAA/Aaa/AAA
XB-1(5)(8)	$9,375,000			N/A	Senior/ IO	AAA/Aaa/AAA
XB-2(5)(9)	$5,937,000			N/A	Senior/ IO	AAA/Aaa/AAA
A-R	$100				Senior	AAA/Aaa/AAA
B-1(4)	$9,375,000	6.61 / 7.32	39-120 / 39-359	Floater	Subordinate	AA/Aa2/AA
B-2(4)	$5,937,000	6.61 / 7.32	39-120 / 39-359	Floater	Subordinate	A/A2/A
B-3	$3,437,000	Information Not Provided Herein		N/A	Subordinate	BBB/Baa2/BBB
B-4	$1,562,000			N/A	Subordinate	BB/Ba2/BB
B-5	$937,000			N/A	Subordinate	B/B2/B
B-6	$2,503,906			N/A	Subordinate	NR/NR/NR

Total	$625,045,006

*RBS GREENWICH CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

*RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM') and not by the issuer of the securities or any of its afliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sequoia Mortgage Pass-Through Certs, Series 2004-1 CLASS X-1
Price-Yield Sensitivity Report

Settlement	01/28/04
Class Balance	$601,293,000
Coupon	0.800%
Cut-off Date	01/01/04
Next Payment Date	02/20/04
Accrued Interest Days	27
Cleanup Call	Yes

Flat Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR	36% CPR	40% CPR	50% CPR
1-05+	12.003	12.003	12.003	12.003	12.003	12.003	10.375	3.641	-15.395
1-06	11.457	11.457	11.457	11.457	11.457	11.457	9.832	3.115	-15.886
1-06	10.917	10.917	10.917	10.917	10.917	10.917	9.296	2.595	-16.370
1-06+	10.384	10.384	10.384	10.384	10.384	10.384	8.767	2.082	-16.849
1-06+	9.858	9.858	9.858	9.858	9.858	9.858	8.244	1.574	-17.322
1-07	9.337	9.337	9.337	9.337	9.337	9.337	7.728	1.073	-17.789
1-07	8.823	8.823	8.823	8.823	8.823	8.823	7.218	0.578	-18.250
1-07+	8.315	8.315	8.315	8.315	8.315	8.315	6.713	0.089	-18.706
1-07+	7.813	7.813	7.813	7.813	7.813	7.813	6.215	-0.395	-19.157
1-08	7.317	7.317	7.317	7.317	7.317	7.317	5.723	-0.872	-19.603
1-08	6.827	6.827	6.827	6.827	6.827	6.827	5.236	-1.345	-20.043
1-08+	6.342	6.342	6.342	6.342	6.342	6.342	4.755	-1.812	-20.478
1-08+	5.863	5.863	5.863	5.863	5.863	5.863	4.279	-2.273	-20.908
1-09	5.390	5.390	5.390	5.390	5.390	5.390	3.809	-2.729	-21.334
1-09	4.921	4.921	4.921	4.921	4.921	4.921	3.344	-3.181	-21.754
1-09+	4.458	4.458	4.458	4.458	4.458	4.458	2.884	-3.627	-22.170
1-09+	4.000	4.000	4.000	4.000	4.000	4.000	2.429	-4.068	-22.581
1-10	3.547	3.547	3.547	3.547	3.547	3.547	1.979	-4.504	-22.988
1-10	3.099	3.099	3.099	3.099	3.099	3.099	1.535	-4.936	-23.391
1-10+	2.656	2.656	2.656	2.656	2.656	2.656	1.095	-5.363	-23.789
1-10+	2.217	2.217	2.217	2.217	2.217	2.217	0.659	-5.785	-24.182
1-11	1.783	1.783	1.783	1.783	1.783	1.783	0.229	-6.203	-24.572
1-11	1.354	1.354	1.354	1.354	1.354	1.354	-0.197	-6.616	-24.957
1-11+	0.930	0.930	0.930	0.930	0.930	0.930	-0.619	-7.025	-25.338
1-11+	0.509	0.509	0.509	0.509	0.509	0.509	-1.036	-7.429	-25.716
1-12	0.094	0.094	0.094	0.094	0.094	0.094	-1.449	-7.830	-26.089
1-12	-0.318	-0.318	-0.318	-0.318	-0.318	-0.318	-1.857	-8.226	-26.459
1-12+	-0.725	-0.725	-0.725	-0.725	-0.725	-0.725	-2.262	-8.618	-26.824
1-12+	-1.129	-1.129	-1.129	-1.129	-1.129	-1.129	-2.662	-9.007	-27.186
1-13	-1.528	-1.528	-1.528	-1.528	-1.528	-1.528	-3.058	-9.391	-27.545
1-13	-1.923	-1.923	-1.923	-1.923	-1.923	-1.923	-3.450	-9.772	-27.899
1-13+	-2.314	-2.314	-2.314	-2.314	-2.314	-2.314	-3.839	-10.148	-28.251
1-13+	-2.701	-2.701	-2.701	-2.701	-2.701	-2.701	-4.223	-10.521	-28.598
MDUR (yr)	1.263	I 1.263	1.263	1.263	1.263	1.263	1.273	1.312	1.407